                                                                    EXHIBIT 99.2



                               CONSENT TO BE NAMED



         The undersigneds consent to being named in the Form SB-2 Registration Statement (Registration No. 333-85281) of PentaStar Communications, Inc. ("PentaStar") as the person who will become PentaStar's president and chief operating officer upon the offering described in such Registration Statement.



Date:  September 20, 1999                   /s/  R. Neal Tomblyn
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                                                 R. Neal Tomblyn